Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to annual report of Premier Holding Corporation (the “Company”) on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the “Report”), the undersigned principal executive and financial officer of Premier hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2015

/s/ Randall Letcavage

Randall Letcavage

Chief Executive Officer, Chief Financial Officer, Chairman of the Board of Directors

Principal Executive Officer and Principal Financial and Accounting Officer.